OPPENHEIMER EMERGING GROWTH FUND

                                CUSTODY AGREEMENT


      Agreement made as of this _____ day of _____________, 2000 between OPPENHEIMER EMERGING GROWTH FUND, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal office and place of business at 2 World Trade Center, New York, New York 10048 (hereinafter called the "Fund"), and THE BANK OF NEW YORK, a New York corporation authorized to do a banking business, having its principal office and place of business One Wall Street, New York, New York 10286 (hereinafter called the "Custodian").

                             W I T N E S S E T H

that for and in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Whenever used in this Agreement, the following words and phrases, shall have the following meanings:

      1. "Agreement" shall mean this Custody Agreement and all Appendices and Certifications described in the Exhibits delivered in connection herewith.

      2. "Authorized Person" shall mean any person, whether or not such person is an Officer or employee of the Fund, duly authorized by the Board of Trustees of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund and listed in the Certificate annexed hereto as Appendix A or such other Certificate as may be received by the Custodian from time to time, provided that each person who is designated in any such Certificate as an "Officer of OSS" shall be an Authorized Person only for purposes of Articles XII and XIII hereof.

      3. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

      4. "Call Option" shall mean an exchange traded Option with respect to Securities other than Index, Futures Contracts, and Futures Contract Options entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying instruments, currency, or Securities.

      5. "Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to the Custodian which is actually received (irrespective of constructive receipt) by the Custodian and signed on behalf of the Fund by any two Officers. The term Certificate shall also include instructions by the Fund to the Custodian communicated by a Terminal Link.

      6. "Clearing Member" shall mean a registered broker-dealer which is a clearing member under the rules of O.C.C. and a member of a national securities exchange qualified to act as a custodian for an investment company, or any broker-dealer reasonably believed by the Custodian to be such a clearing member.

      7. "Collateral Account" shall mean a segregated account so denominated which is specifically allocated to a Series and pledged to the Custodian as security for, and in consideration of, the Custodian's issuance of any Put Option guarantee letter or similar document described in paragraph 8 of Article V herein.

      8. "Covered Call Option" shall mean an exchange traded Option entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying instruments, currency, or Securities (excluding Futures Contracts) which are owned by the writer thereof.

      9. "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission, its successor or successors and its nominee or nominees. The term "Depository" shall further mean and include any other person authorized to act as a depository under the Investment Company Act of 1940, its successor or successors and its nominee or nominees, specifically identified in a certified copy of a resolution of the Fund's Board of Trustees specifically approving deposits therein by the Custodian, including, without limitation, a Foreign Depository.

      10. "Financial Futures Contract" shall mean the firm commitment to buy or sell financial instruments on a U.S. commodities exchange or board of trade at a specified future time at an agreed upon price.

      11. "Foreign Subcustodian" shall mean an "Eligible Foreign Custodian" as defined in Rule 17-5 which is appointed by the Custodian to perform or coordinate the receipt, custody and delivery of Foreign Property of the Fund outside the United States in a manner consistent with the provisions of this Agreement and whose written contract is approved by the Board of Trustees of the Fund in accordance with Rule 17f-5. References to the Custodian herein shall, when appropriate, include reference to its Foreign Subcustodians.

      12. "Foreign Depository" shall mean an entity organized under the laws of a foreign country which operates a system outside the United States in general use by foreign banks and securities brokers for the central or transnational handling of securities or equivalent book-entries which is regulated by a foreign government or agency thereof and which is an "Eligible Foreign Custodian" as defined in Rule 17f-5.

      13. "Foreign Securities" shall mean securities and/or short term paper as defined in Rule 17f-5 under the Act, whether issued in registered or bearer form.

      14. "Foreign Property" shall mean Foreign Securities and money of any currency which is held outside of the United States.

      15. "Futures Contract" shall mean a Financial Futures Contract and/or Index Futures Contracts.

      16. "Futures Contract Option" shall mean an Option with respect to a Futures Contract.

      17. "Investment Company Act of 1940" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

      18. "Index Futures Contract" shall mean a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a particular index at the close of the last business day of the contract and the price at which the futures contract is originally struck.

      19. "Index Option" shall mean an exchange traded Option entitling the holder, upon timely exercise, to receive an amount of cash determined by reference to the difference between the exercise price and the value of the index on the date of exercise.

      20. "Margin Account" shall mean a segregated account in the name of a broker, dealer, futures commission merchant, or a Clearing Member, or in the name of the Fund for the benefit of a broker, dealer, futures commission merchant, or Clearing Member, or otherwise, in accordance with an agreement between the Fund, the Custodian and a broker, dealer, futures commission merchant or a Clearing Member (a "Margin Account Agreement"), separate and distinct from the custody account, in which certain Securities and/or money of the Fund shall be deposited and withdrawn from time to time in connection with such transactions as the Fund may from time to time determine. Securities held in the Book-Entry System or a Depository shall be deemed to have been deposited in, or withdrawn from, a Margin Account upon the Custodian's effecting an appropriate entry in its books and records.

      21. "Money Market Security" shall mean all instruments and obligations commonly known as a money market instruments, where the purchase and sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale, including, without limitation, certain Reverse Repurchase Agreements, debt obligations issued or guaranteed as to interest and/or principal by the government of the United States or agencies or instrumentalities thereof, any tax, bond or revenue anticipation note issued by any state or municipal government or public authority, commercial paper, certificates of deposit and bankers' acceptances, repurchase agreements with respect to Securities and bank time deposits.

      22. "Nominee" shall mean, in addition to the name of the registered nominee of the Custodian, (i) a partnership or other entity of a Foreign Subcustodian which is used solely for the assets of its customers other than the Custodian and the Foreign Subcustodian, if any, by which it was appointed; or
(ii) the nominee of a Foreign Depository which is used for the securities and other assets of its customers, members or participants.

      23. "O.C.C." shall mean the Options Clearing Corporation, a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, its successor or successors, and its nominee or nominees.

      24. "Officers" shall mean the President, any Vice President, the Secretary, the Treasurer, the Controller, any Assistant Secretary, any Assistant Treasurer, and any other person or persons, whether or not any such other person is an officer or employee of the Fund, but in each case only if duly authorized by the Board of Trustees of the Fund to execute any Certificate, instruction, notice or other instrument on behalf of the Fund and listed in the Certificate annexed hereto as Appendix B or such other Certificate as may be received by the Custodian from time to time; provided that each person who is designated in any such Certificate as holding the position of "Officer of OSS" shall be an Officer only for purposes of Articles XII and XIII hereof.

      25. "Option" shall mean a Call Option, Covered Call Option, Index Option and/or a Put Option.

      26. "Oral Instructions" shall mean verbal instructions actually received (irrespective of constructive receipt) by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person.

      27. "Put Option" shall mean an exchange traded Option with respect to instruments, currency, or Securities other than Index Options, Futures Contracts, and Futures Contract Options entitling the holder, upon timely exercise and tender of the specified underlying instruments, currency, or Securities, to sell such instruments, currency, or Securities to the writer thereof for the exercise price.

      28. "Repurchase Agreement" shall mean an agreement pursuant to which the Fund buys Securities and agrees to resell such Securities at a described or specified date and price.

      29. "Reverse Repurchase Agreement" shall mean an agreement pursuant to which the Fund sells Securities and agrees to repurchase such Securities at a described or specified date and price.

      30. "Rule 17f-5" shall mean Rule 17f-5 (Reg. ?270.17f-5) promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

      31. "Security" shall be deemed to include, without limitation, Money Market Securities, Call Options, Put Options, Index Options, Index Futures Contracts, Index Futures Contract Options, Financial Futures Contracts, Financial Futures Contract Options, Reverse Repurchase Agreements, over the counter Options on Securities, common stocks and other securities having characteristics similar to common stocks, preferred stocks, debt obligations issued by state or municipal governments and by public authorities, (including, without limitation, general obligation bonds, revenue bonds, industrial bonds and industrial development bonds), bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, sell or subscribe for the same, or evidencing or representing any other rights or interest therein, or rights to any property or assets.

      32. "Senior Security Account" shall mean an account maintained and specifically allocated to a Series under the terms of this Agreement as a segregated account, by recordation or otherwise, within the custody account in which certain Securities and/or other assets of the Fund specifically allocated to such Series shall be deposited and withdrawn from time to time in accordance with Certificates received by the Custodian in connection with such transactions as the Fund may from time to time determine.

      33. "Series" shall mean the various portfolios, if any, of the Fund as described from time to time in the current and effective prospectus for the Fund, except that if the Fund does not have more than one portfolio, "Series" shall mean the Fund or be ignored where a requirement would be imposed on the Fund or the Custodian which is unnecessary if there is only one portfolio.

      34. "Shares" shall mean the shares of beneficial interest of the Fund and its Series.

      35. "Terminal Link" shall mean an electronic data transmission link between the Fund and the Custodian requiring in connection with each use of the Terminal Link the use of an authorization code provided by the Custodian and at least two access codes established by the Fund, provided, that the Fund shall have delivered to the Custodian a Certificate substantially in the form of Appendix C.

      36. "Transfer Agent" shall mean Oppenheimer Shareholder Services, a division of Oppenheimer Management Corporation, its successors and assigns.

      37. "Transfer Agent Account" shall mean any account in the name of the Fund, or the Transfer Agent, as agent for the Fund, maintained with United Missouri Bank or such other Bank designated by the Fund in a Certificate.

      38. "Written Instructions" shall mean written communications actually received (irrespective of constructive receipt) by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person by telex or any other such system whereby the receiver of such communications is able to verify by codes or otherwise with a reasonable degree of certainty the identity of the sender of such communication.

                                   ARTICLE II

                            APPOINTMENT OF CUSTODIAN

      1. The Fund hereby constitutes and appoints the Custodian as custodian of the Securities and moneys at any time owned or held by the Fund during the period of this Agreement.

      2. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.

                                   ARTICLE III

                         CUSTODY OF CASH AND SECURITIES

      1. Except for monies received and maintained in the Transfer Agent Account, or as otherwise provided in paragraph 7 of this Article or in Article VIII or XV, the Fund will deliver or cause to be delivered to the Custodian all Securities and all moneys owned by it, at any time during the period of this Agreement, and shall specify with respect to such Securities and money the Series to which the same are specifically allocated, and the Custodian shall not be responsible for any Securities or money not so delivered. Except for assets held at DTC, the Custodian shall physically segregate, keep and maintain the Securities of the Series separate and apart from each other Series and from other assets held by the Custodian. Except as otherwise expressly provided in this Agreement, the Custodian will not be responsible for any Securities and moneys not actually received by it, unless the Custodian has been negligent or has engaged in willful misconduct with respect thereto. The Custodian will be entitled to reverse any credit of money made on the Fund's behalf where such credits have been previously made and moneys are not finally collected, unless the Custodian has been negligent or has engaged in willful misconduct with respect thereto; provided that if such reversal is thirty (30) days or more after the credit was issued, the Custodian will give five (5) days' prior notice of such reversal. The Fund shall deliver to the Custodian a certified resolution of the Board of Trustees of the Fund, substantially in the form of Exhibit A hereto, approving, authorizing and instructing the Custodian on a continuous and on-going basis to deposit in the Book-Entry System all Securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated and to utilize the Book-Entry System to the extent possible in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities and deliveries and returns of Securities collateral. Prior to a deposit of Securities specifically allocated to a Series in any Depository, the Fund shall deliver to the Custodian a certified resolution of the Board of Trustees of the Fund, substantially in the form of Exhibit B hereto, approving, authorizing and instructing the Custodian on a continuous and ongoing basis until instructed to the contrary by a Certificate to deposit in such Depository all Securities specifically allocated to such Series eligible for deposit therein, and to utilize such Depository to the extent possible with respect to such Securities in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral. Securities and moneys deposited in either the Book-Entry System or a Depository will be represented in accounts which include only assets held by the Custodian for customers, including, but not limited to, accounts in which the Custodian acts in a fiduciary or representative capacity and will be specifically allocated on the Custodian's books to the separate account for the applicable Series. Prior to the Custodian's accepting, utilizing and acting with respect to Clearing Member confirmations for Options and transactions in Options for a Series as provided in this Agreement, the Custodian shall have received a certified resolution of the Fund's Board of Trustees, substantially in the form of Exhibit C hereto, approving, authorizing and instructing the Custodian on a continuous and on-going basis, until instructed to the contrary by a Certificate to accept, utilize and act in accordance with such confirmations as provided in this Agreement with respect to such Series. All Securities are to be held or disposed of by the Custodian for, and subject at all times to the instructions of, the Fund pursuant to the terms of this Agreement. The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any Securities except as provided by the terms of this Agreement, and shall have the sole power to release and deliver Securities held pursuant to this Agreement.

      2. The Custodian shall establish and maintain separate accounts, in the name of each Series, and shall credit to the separate account for each Series all moneys received by it for the account of the Fund with respect to such Series. Money credited to a separate account for a Series shall be subject only to drafts, orders, or charges of the Custodian pursuant to this Agreement and shall be disbursed by the Custodian only:

           (a)  As hereinafter provided;

           (b) Pursuant to Certificates or Resolutions of the Fund's Board of Trustees certified by an Officer and by the Secretary or Assistant Secretary of the Fund setting forth the name and address of the person to whom the payment is to be made, the Series account from which payment is to be made, the purpose for which payment is to be made, and declaring such purpose to be a proper corporate purpose; provided, however, that amounts representing dividends, distributions, or redemptions proceeds with respect to Shares shall be paid only to the Transfer Agent Account;

           (c) In payment of the fees and in reimbursement of the expenses and liabilities of the Custodian attributable to such Series and authorized by this Agreement; or

           (d) Pursuant to Certificates to pay interest, taxes, management fees or operating expenses (including, without limitation thereto, Board of Trustees' fees and expenses, and fees for legal accounting and auditing services), which Certificates set forth the name and address of the person to whom payment is to be made, state the purpose of such payment and designate the Series for whose account the payment is to be made.

      3. Promptly after the close of business on each day, the Custodian shall furnish the Fund with confirmations and a summary, on a per Series basis, of all transfers to or from the account of the Fund for a Series, either hereunder or with any co-custodian or subcustodian appointed in accordance with this Agreement during said day. Where Securities are transferred to the account of the Fund for a Series but held in a Depository, the Custodian shall upon such transfer also by book-entry or otherwise identify such Securities as belonging to such Series in a fungible bulk of Securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of the Book-Entry System or the Depository. At least monthly and from time to time, the Custodian shall furnish the Fund with a detailed statement, on a per Series basis, of the Securities and moneys held under this Agreement for the Fund.

      4. Except as otherwise provided in paragraph 7 of this Article and in
Article VIII, all Securities held by the Custodian hereunder, which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian in that form; all other Securities held hereunder may be registered in the name of the Fund, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time determine, or in the name of the Book-Entry System or a Depository or their successor or successors, or their nominee or nominees. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or a Depository any Securities which it may hold hereunder and which may from time to time be registered in the name of the Fund. The Custodian shall hold all such Securities specifically allocated to a Series which are not held in the Book-Entry System or in a Depository in a separate account in the name of such Series physically segregated at all times from those of any other person or persons.

      5. Except as otherwise provided in this Agreement and unless otherwise instructed to the contrary by a Certificate, the Custodian by itself, or through the use of the Book-Entry System or a Depository with respect to Securities held hereunder and therein deposited, shall with respect to all Securities held for the Fund hereunder in accordance with preceding paragraph 4:

           (a) Promptly collect all income, dividends and distributions due or payable;

           (b) Promptly give notice to the Fund and promptly present for payment and collect the amount of money or other consideration payable upon such Securities which are called, but only if either (i) the Custodian receives a written notice of such call, or (ii) notice of such call appears in one or more of the publications listed in Appendix D annexed hereto, which may be amended at any time by the Custodian without the prior consent of the Fund, provided the Custodian gives prior notice of such amendment to the Fund;

           (c) Promptly present for payment and collect for the Fund's account the amount payable upon all Securities which mature;

           (d) Promptly surrender Securities in temporary form in exchange for definitive Securities;

           (e) Promptly execute, as custodian, any necessary declarations or certificates of ownership under the Federal Income Tax Laws or the laws or regulations of any other taxing authority now or hereafter in effect;

           (f) Hold directly, or through the Book-Entry System or the Depository with respect to Securities therein deposited, for the account of a Series, all rights and similar securities issued with respect to any Securities held by the Custodian for such Series hereunder; and

           (g) Promptly deliver to the Fund all notices, proxies, proxy soliciting materials, consents and other written information (including, without limitation, notices of tender offers and exchange offers, pendency of calls, maturities of Securities and expiration of rights) relating to Securities held pursuant to this Agreement which are actually received by the Custodian, such proxies and other similar materials to be executed by the registered holder (if Securities are registered otherwise than in the name of the Fund), but without indicating the manner in which proxies or consents are to be voted.

      6. Upon receipt of a Certificate and not otherwise, the Custodian, directly or through the use of the Book-Entry System or the Depository, shall:

           (a) Promptly execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities held hereunder for the Series specified in such Certificate may be exercised;

           (b) Promptly deliver any Securities held hereunder for the Series specified in such Certificate in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any right, warrant or conversion privilege and receive and hold hereunder specifically allocated to such Series any cash or other Securities received in exchange;

           (c) Promptly deliver any Securities held hereunder for the Series specified in such Certificate to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold hereunder specifically allocated to such Series in exchange therefor such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery or such Securities as may be issued upon such delivery; and

           (d) Promptly present for payment and collect the amount payable upon Securities which may be called as specified in the Certificate.

      7. Notwithstanding any provision elsewhere contained herein, the Custodian shall not be required to obtain possession of any instrument or certificate representing any Futures Contract, any Option, or any Futures Contract Option until after it shall have determined, or shall have received a Certificate from the Fund stating, that any such instruments or certificates are available. The Fund shall deliver to the Custodian such a Certificate no later than the business day preceding the availability of any such instrument or certificate. Prior to such availability, the Custodian shall comply with Section 17(f) of the Investment Company Act of 1940 in connection with the purchase, sale, settlement, closing out or writing of Futures Contracts, Options, or Futures Contract Options by making payments or deliveries specified in Certificates in connection with any such purchase, sale, writing, settlement or closing out upon its receipt from a broker, dealer, or futures commission merchant of a statement or confirmation reasonably believed by the Custodian to be in the form customarily used by brokers, dealers, or future commission merchants with respect to such Futures Contracts, Options, or Futures Contract Options, as the case may be, confirming that such Security is held by such broker, dealer or futures commission merchant, in book-entry form or otherwise in the name the Custodian (or any nominee of the Custodian) as custodian for the Fund; provided, however, that notwithstanding the foregoing, payments to or deliveries from the Margin Account and payments with respect to Securities to which a Margin Account relates, shall be made in accordance with the terms and conditions of the Margin Account Agreement. Whenever any such instruments or certificates are available, the Custodian shall, notwithstanding any provision in this Agreement to the contrary, make payment for any Futures Contract, Option, or Futures Contract Option for which such instruments or such certificates are available only against the delivery to the Custodian of such instrument or such certificate, and deliver any Futures Contract, Option or Futures Contract Option for which such instruments or such certificates are available only against receipt by the Custodian of payment therefor. Any such instrument or certificate delivered to the Custodian shall be held by the Custodian hereunder in accordance with, and subject to, the provisions of this Agreement.

                                   ARTICLE IV

                 PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                    OTHER THAN OPTIONS, FUTURES CONTRACTS,
               FUTURES CONTRACT OPTIONS, REPURCHASE AGREEMENTS,
                REVERSE REPURCHASE AGREEMENTS AND SHORT SALES

      1. Promptly after each execution of a purchase of Securities by the Fund, other than a purchase of an Option, a Futures Contract, a Futures Contract Option, a Repurchase Agreement, a Reverse Repurchase Agreement or a Short Sale, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, a Certificate, and (ii) with respect to each purchase of Money Market Securities, a Certificate, oral Instructions or Written Instructions, specifying with respect to each such purchase: (a) the Series to which such Securities are to be specifically allocated; (b) the name of the issuer and the title of the Securities; (c) the number of shares or the principal amount purchased and accrued interest, if any;
(d) the date of purchase and settlement; (e) the purchase price per unit; (f) the total amount payable upon such purchase; (g) the name of the person from whom or the broker through whom the purchase was made, and the name of the clearing broker, if any; and (h) the name of the broker or other party to whom payment is to be made. Custodian shall, upon receipt of such Securities purchased by or for the Fund, pay to the broker specified in the Certificate out of the moneys held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Certificate, oral Instructions or Written Instructions.

      2. Promptly after each execution of a sale of Securities by the Fund, other than a sale of any Option, Futures Contract, Futures Contract Option, Repurchase Agreement, Reverse Repurchase Agreement or Short Sale, the Fund shall deliver such to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, a Certificate, and (ii) with respect to each sale of Money Market Securities, a Certificate, Oral Instructions or Written Instructions, specifying with respect to each such sale: (a) the Series to which such Securities were specifically allocated; (b) the name of the issuer and the title of the Security; (c) the number of shares or principal amount sold, and accrued interest, if any; (d) the date of sale and settlement; (e) the sale price per unit; (f) the total amount payable to the Fund upon such sale; (g) the name of the broker through whom or the person to whom the sale was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom the Securities are to be delivered. On the settlement date, the Custodian shall deliver the Securities specifically allocated to such Series to the broker in accordance with generally accepted street practices and as specified in the Certificate upon receipt of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Certificate, oral Instructions or Written Instructions.

                                    ARTICLE V

                                     OPTIONS

      1. Promptly after each execution of a purchase of any Option by the Fund other than a closing purchase transaction, the Fund shall deliver to the Custodian a Certificate specifying with respect to each Option purchased: (a) the Series to which such Option is specifically allocated; (b) the type of Option (put or call); (c) the instrument, currency, or Security underlying such Option and the number of Options, or the name of the in the case of an Index Option, the index to which such Option relates and the number of Index Options purchased; (d) the expiration date; (e) the exercise price; (f) the dates of purchase and settlement; (g) the total amount payable by the Fund in connection with such purchase; and (h) the name of the Clearing Member through whom such Option was purchased. The Custodian shall pay, upon receipt of a Clearing Member's written statement confirming the purchase of such Option held by such Clearing Member for the account of the Custodian (or any duly appointed and registered nominee of the Custodian) as Custodian for the Fund, out of moneys held for the account of the Series to which such Option is to be specifically allocated, the total amount payable upon such purchase to the Clearing Member through whom the purchase was made, provided that the same conforms to the amount payable as set forth in such Certificate.

      2. Promptly after the execution of a sale of any Option purchased by the Fund, other than a closing sale transaction, pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to each such sale: (a) the Series to which such Option was specifically allocated;
(b) the type of Option (put or call); (c) the instrument, currency, or Security underlying such Option and the number of Options, or the name of the issuer and the title and number of shares subject to such Option or, in the case of a Index Option, the index to which such Option relates and the number of Index Options sold; (d) the date of sale; (e) the sale price; (f) the date of settlement; (g) the total amount payable to the Fund upon such sale; and (h) the name of the Clearing Member through whom the sale was made. The Custodian shall consent to the delivery of the Option sold by the Clearing Member which previously supplied the confirmation described in preceding paragraph of this Article with respect to such Option upon receipt by the Custodian of the total amount payable to the Fund, provided that the same conforms to the total amount payable as set forth in such Certificate.

      3. Promptly after the exercise by the Fund of any Call Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Call Option: (a) the Series to which such Call Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Call Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share; (f) the total amount to be paid by the Fund upon such exercise; and
(g) the name of the Clearing Member through whom such Call Option was exercised. The Custodian shall, upon receipt of the Securities underlying the Call Option which was exercised, pay out of the moneys held for the account of the Series to which such Call Option was specifically allocated the total amount payable to the Clearing Member through whom the Call Option was exercised, provided that the same conforms to the total amount payable as set forth in such Certificate.

      4. Promptly after the exercise by the Fund of any Put Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Put Option: (a) the Series to which such Put Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Put Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share;
(f) the total amount to be paid to the Fund upon such exercise; and (g) the name of the Clearing Member through whom such Put Option was exercised. The Custodian shall, upon receipt of the amount payable upon the exercise of the Put Option, deliver or direct a Depository to deliver the Securities specifically allocated to such Series, provided the same conforms to the amount payable to the Fund as set forth in such Certificate.

      5. Promptly after the exercise by the Fund of any Index Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Index Option: (a) the Series to which such Index Option was specifically allocated; (b) the type of Index Option (put or call) (c) the number of Options being exercised; (d) the index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the total amount to be received by the Fund in connection with such exercise; and (h) the Clearing Member from whom such payment is to be received.

      6. Whenever the Fund writes a Covered Call Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Covered Call Option: (a) the Series for which such Covered Call Option was written; (b) the name of the issuer and the title and number of shares for which the Covered Call Option was written and which underlie the same; (c) the expiration date;
(d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Covered Call Option was written; and (g) the name of the Clearing Member through whom the premium is to be received. The Custodian shall deliver or cause to be delivered, upon receipt of the premium specified in the Certificate with respect to such Covered Call Option, such receipts as are required in accordance with the customs prevailing among Clearing Members dealing in Covered Call Options and shall impose, or direct a Depository to impose, upon the underlying Securities specified in the Certificate specifically allocated to such Series such restrictions as may be required by such receipts. Notwithstanding the foregoing, the Custodian has the right, upon prior written notification to the Fund, at any time to refuse to issue any receipts for Securities in the possession of the Custodian and not deposited with a Depository underlying a Covered Call Option.

      7. Whenever a Covered Call Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall promptly deliver to the Custodian a Certificate instructing the Custodian to deliver, or to direct the Depository to deliver, the Securities subject to such Covered Call Option and specifying: (a) the Series for which such Covered Call Option was written; (b) the name of the issuer and the title and number of shares subject to the Covered Call Option; (c) the Clearing Member to whom the underlying Securities are to be delivered; and (d) the total amount payable to the Fund upon such delivery. Upon the return and/or cancellation of any receipts delivered pursuant to paragraph 6 of this Article, the Custodian shall deliver, or direct a Depository to deliver, the underlying Securities as specified in the Certificate upon payment of the amount to be received as set forth in such Certificate.

      8. Whenever the Fund writes a Put Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Put Option: (a) the Series for which such Put Option was written; (b) the name of the issuer and the title and number of shares for which the Put Option is written and which underlie the same; (c) the expiration date; (d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Put Option is written; (g) the name of the Clearing Member through whom the premium is to be received and to whom a Put Option guarantee letter is to be delivered; (h) the amount of cash, and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Security Account for such Series; and (i) the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be deposited into the Collateral Account for such Series. The Custodian shall, after making the deposits into the Collateral Account specified in the Certificate, issue a Put Option guarantee letter substantially in the form utilized by the Custodian on the date hereof, and deliver the same to the Clearing Member specified in the Certificate upon receipt of the premium specified in said Certificate. Notwithstanding the foregoing, the Custodian shall be under no obligation to issue any Put Option guarantee letter or similar document if it is unable to make any of the representations contained therein.

      9. Whenever a Put Option written by the Fund and described in the preceding paragraph is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Put Option was written; (b) the name of the issuer and title and number of shares subject to the Put Option; (c) the Clearing Member from whom the underlying Securities are to be received; (d) the total amount payable by the Fund upon such delivery; (e) the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be withdrawn from the Collateral Account for such Series and (f) the amount of cash and/or the amount and kind of Securities, specifically allocated to such series, if any, to be withdrawn from the Senior Security Account. Upon the return and/or cancellation of any Put Option guarantee letter or similar document issued by the Custodian in connection with such Put Option, the Custodian shall pay out of the moneys held for the account of the series to which such Put Option was specifically allocated the total amount payable to the Clearing Member specified in the Certificate as set forth in such Certificate, upon delivery of such Securities, and shall make the withdrawals specified in such Certificate.

      10. Whenever the Fund writes an Index Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Index
Option: (a) the Series for which such Index Option was written; (b) whether such Index Option is a put or a call; (c) the number of Options written; (d) the index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the Clearing Member through whom such Option was written; (h) the premium to be received by the Fund; (i) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Security Account for such Series; (j) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Collateral Account for such Series; and (k) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in a Margin Account, and the name in which such account is to be or has been established. The Custodian shall, upon receipt of the premium specified in the Certificate, make the deposits, if any, into the Senior Security Account specified in the Certificate, and either (1) deliver such receipts, if any, which the Custodian has specifically agreed to issue, which are in accordance with the customs prevailing among Clearing Members in Index Options and make the deposits into the Collateral Account specified in the Certificate, or (2) make the deposits into the Margin Account specified in the Certificate.

      11. Whenever an Index Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Index
Option: (a) the Series for which such Index Option was written; (b) such information as may be necessary to identify the Index Option being exercised;
(c) the Clearing Member through whom such Index Option is being exercised; (d) the total amount payable upon such exercise, and whether such amount is to be paid by or to the Fund; (e) the amount of cash and/or amount and kind of Securities, if any, to be withdrawn from the Margin Account; and (f) the amount of cash and/or amount and kind of Securities, if any, to be withdrawn from the Senior Security Account for such Series; and the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Collateral Account for such Series. Upon the return and/or cancellation of the receipt, if any, delivered pursuant to the preceding paragraph of this Article, the Custodian shall pay out of the moneys held for the account of the Series to which such Stock Index Option was specifically allocated to the Clearing Member specified in the Certificate the total amount payable, if any, as specified therein.

      12. Promptly after the execution of a purchase or sale by the Fund of any Option identical to a previously written Option described in paragraphs, 6, 8 or 10 of this Article in a transaction expressly designated as a "Closing Purchase Transaction" or a "Closing Sale Transaction", the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to the Option being purchased: (a) that the transaction is a Closing Purchase Transaction or a Closing Sale Transaction; (b) the Series for which the Option was written; (c) the instrument, currency, or Security subject to the Option, or, in the case of an Index Option, the index to which such Option relates and the number of Options held; (d) the exercise price; (e) the premium to be paid by or the amount to be paid to the Fund; (f) the expiration date; (g) the type of Option (put or call); (h) the date of such purchase or sale; (i) the name of the Clearing Member to whom the premium is to be paid or from whom the amount is to be received; and (j) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Collateral Account, a specified Margin Account, or the Senior Security Account for such Series. Upon the Custodian's payment of the premium or receipt of the amount, as the case may be, specified in the Certificate and the return and/or cancellation of any receipt issued pursuant to paragraphs 6, 8 or 10 of this Article with respect to the Option being liquidated through the Closing Purchase Transaction or the Closing Sale Transaction, the Custodian shall remove, or direct a Depository to remove, the previously imposed restrictions on the Securities underlying the Call Option.

      13. Upon the expiration, exercise or consummation of a Closing Purchase Transaction with respect to any Option purchased or written by the Fund and described in this Article, the Custodian shall delete such Option from the statements delivered to the Fund pursuant to paragraph 3 Article III herein, and upon the return and/or cancellation of any receipts issued by the Custodian, shall make such withdrawals from the Collateral Account, and the Margin Account and/or the Senior Security Account as may be specified in a Certificate received in connection with such expiration, exercise, or consummation.

      14. Securities acquired by the Fund through the exercise of an Option described in this Article shall be subject to Article IV hereof.

                                   ARTICLE VI

                                FUTURES CONTRACTS

      1. Whenever the Fund shall enter into a Futures Contract, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Futures Contract, (or with respect to any number of identical Futures Contract (s)): (a) the Series for which the Futures Contract is being entered; (b) the category of Futures Contract (the name of the underlying index or financial instrument); (c) the number of identical Futures Contracts entered into; (d) the delivery or settlement date of the Futures Contract(s); (e) the date the Futures Contract(s) was (were) entered into and the maturity date; (f) whether the Fund is buying (going long) or selling (going short) such Futures Contract(s); (g) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in the Senior Security Account for such Series; (h) the name of the broker, dealer, or futures commission merchant through whom the Futures Contract was entered into; and (i) the amount of fee or commission, if any, to be paid and the name of the broker, dealer, or futures commission merchant to whom such amount is to be paid. The Custodian shall make the deposits, if any, to the Margin Account in accordance with the terms and conditions of the Margin Account Agreement. The Custodian shall make payment out of the moneys specifically allocated to such Series of the fee or commission, if any, specified in the Certificate and deposit in the Senior Security Account for such Series the amount of cash and/or the amount and kind of Securities specified in said Certificate.

      2. (a) Any variation margin payment or similar payment required to be made by the Fund to a broker, dealer, or futures commission merchant with respect to an outstanding Futures Contract shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

           (b) Any variation margin payment or similar payment from a broker, dealer, or futures commission merchant to the Fund with respect to an outstanding Futures Contract shall be received and dealt with by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

      3. Whenever a Futures Contract held by the Custodian hereunder is retained by the Fund until delivery or settlement is made on such Futures Contract, the Fund shall deliver to the Custodian prior to the delivery or settlement date a Certificate specifying: (a) the Futures Contract and the Series to which the same relates; (b) with respect to an Index Futures Contract, the total cash settlement amount to be paid or received, and with respect to a Financial Futures Contract, the Securities and/or amount of cash to be delivered or received; (c) the broker, dealer, or futures commission merchant to or from whom payment or delivery is to be made or received; and (d) the amount of cash and/or Securities to be withdrawn from the Senior Security Account for such Series. The Custodian shall make the payment or delivery specified in the Certificate, and delete such Futures Contract from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein.

      4. Whenever the Fund shall enter into a Futures Contract to offset a Futures Contract held by the Custodian hereunder, the Fund shall deliver to the Custodian a Certificate specifying: (a) the items of information required in a Certificate described in paragraph 1 of this Article, and (b) the Futures Contract being offset. The Custodian shall make payment out of the money specifically allocated to such Series of the fee or commission, if any, specified in the Certificate and delete the Futures Contract being offset from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein, and make such withdrawals from the Senior Security Account for such Series as may be specified in the Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                                   ARTICLE VII

                            FUTURES CONTRACT OPTIONS

      1. Promptly after the execution of a purchase of any Futures Contract Option by the Fund, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Futures Contract Option: (a) the Series to which such Option is specifically allocated; (b) the type of Futures Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option purchased; (d) the expiration date; (e) the exercise price; (f) the dates of purchase and settlement; (g) the amount of premium to be paid by the Fund upon such purchase; (h) the name of the broker or futures commission merchant through whom such Option was purchased; and (i) the name of the broker, or futures commission merchant, to whom payment is to be made. The Custodian shall pay out of the moneys specifically allocated to such Series the total amount to be paid upon such purchase to the broker or futures commissions merchant through whom the purchase was made, provided that the same conforms to the amount set forth in such Certificate.

      2. Promptly after the execution of a sale of any Futures Contract Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to each such sale: (a) Series to which such Futures Contract Option was specifically allocated; (b) the type of Future Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (d) the date of sale; (e) the sale price; (f) the date of settlement; (g) the total amount payable to the Fund upon such sale; and (h) the name of the broker of futures commission merchant through whom the sale was made. The Custodian shall consent to the cancellation of the Futures Contract Option being closed against payment to the Custodian of the total amount payable to the Fund, provided the same conforms to the total amount payable as set forth in such Certificate.

      3. Whenever a Futures Contract Option purchased by the Fund pursuant to paragraph 1 is exercised by the Fund, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Futures Contract Option was specifically allocated; (b) the particular Futures Contract Option (put or call) being exercised; (c) the type of Futures Contract underlying the Futures Contract Option; (d) the date of exercise; (e) the name of the broker or futures commission merchant through whom the Futures Contract Option is exercised; (f) the net total amount, if any, payable by the Fund; (g) the amount, if any, to be received by the Fund; and (h) the amount of cash and/or the amount and kind of Securities to be deposited in the Senior Security Account for such Series. The Custodian shall make, out of the moneys and Securities specifically allocated to such Series, the payments of money, if any, and the deposits of Securities, if any, into the Senior Security Account as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

      4. Whenever the Fund writes a Futures Contract Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Futures Contract Option: (a) the Series for which such Futures Contract Option was written; (b) the type of Futures Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (d) the expiration date; (e) the exercise price; (f) the premium to be received by the Fund; (g) the name of the broker or futures commission merchant through whom the premium is to be received; and (h) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in the Senior Security Account for such Series. The Custodian shall, upon receipt of the premium specified in the Certificate, make out of the moneys and Securities specifically allocated to such Series the deposits into the Senior Security Account, if any, as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

      5. Whenever a Futures Contract Option written by the Fund which is a call is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Futures Contract Option was specifically allocated; (b) the particular Futures Contract Option exercised;
(c) the type of Futures Contract underlying the Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Futures Contract Option was exercised; (e) the net total amount, if any, payable to the Fund upon such exercise; (f) the net total amount, if any, payable by the Fund upon such exercise; and (g) the amount of cash and/or the amount and kind of Securities to be deposited in the Senior Security Account for such Series. The Custodian shall, upon its receipt of the net total amount payable to the Fund, if any, specified in such Certificate make the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

      6. Whenever a Futures Contract Option which is written by the Fund and which is a put is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Option was specifically allocated; (b) the particular Futures Contract Option exercised; (c) the type of Futures Contract underlying such Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Futures Contract Option is exercised; (e) the net total amount, if any, payable to the Fund upon such exercise; (f) the net total amount, if any, payable by the Fund upon such exercise; and (g) the amount and kind of Securities and/or cash to be withdrawn from or deposited in, the Senior Security Account for such Series, if any. The Custodian shall, upon its receipt of the net total amount payable to the Fund, if any, specified in the Certificate, make out of the moneys and Securities specifically allocated to such Series, the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Certificate. The deposits to and/or withdrawals from the Margin Account, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

      7. Promptly after the execution by the Fund of a purchase of any Futures Contract Option identical to a previously written Futures Contract Option described in this Article in order to liquidate its position as a writer of such Futures Contract Option, the Fund shall deliver to the Custodian a Certificate specifying with respect to the Futures Contract Option being purchased: (a) the Series to which such Option is specifically allocated; (b) that the transaction is a closing transaction; (c) the type of Future Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Option Contract; (d) the exercise price; (e) the premium to be paid by the Fund; (f) the expiration date; (g) the name of the broker or futures commission merchant to whom the premium is to be paid; and (h) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account for such Series. The Custodian shall effect the withdrawals from the Senior Security Account specified in the Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

      8. Upon the expiration, exercise, or consummation of a closing transaction with respect to, any Futures Contract Option written or purchased by the Fund and described in this Article, the Custodian shall (a) delete such Futures Contract Option from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein and (b) make such withdrawals from and/or in the case of an exercise such deposits into the Senior Security Account as may be specified in a Certificate. The deposits to and/or withdrawals from the Margin Account, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

      9. Futures Contracts acquired by the Fund through the exercise of a Futures Contract Option described in this Article shall be subject to Article VI hereof.

                                  ARTICLE VIII

                                   SHORT SALES

      1. Promptly after the execution of any short sales of Securities by any Series of the Fund, the Fund shall deliver to the Custodian a Certificate specifying: (a) the Series for which such short sale was made; (b) the name of the issuer-and the title of the Security; (c) the number of shares or principal amount sold, and accrued interest or dividends, if any; (d) the dates of the sale and settlement; (e) the sale price per unit; (f) the total amount credited to the Fund upon such sale, if any, (g) the amount of cash and/or the amount and kind of Securities, if any, which are to be deposited in a Margin Account and the name in which such Margin Account has been or is to be established; (h) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in a Senior Security Account, and (i) the name of the broker through whom such short sale was made. The Custodian shall upon its receipt of a statement from such broker confirming such sale and that the total amount credited to the Fund upon such sale, if any, as specified in the Certificate is held by such broker for the account of the Custodian (or any nominee of the Custodian) as custodian of the Fund, issue a receipt or make the deposits into the Margin Account and the Senior Security Account specified in the Certificate.

      2. Promptly after the execution of a purchase to close-out any short sale of Securities, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such closing out: (a) the Series for which such transaction is being made; (b) the name of the issuer and the title of the Security; (c) the number of shares or the principal amount, and accrued interest or dividends, if any, required to effect such closing-out to be delivered to the broker; (d) the dates of closing-out and settlement; (e) the purchase price per unit; (f) the net total amount payable to the Fund upon such closing-out; (g) the net total amount payable to the broker upon such closing-out; (h) the amount of cash and the amount and kind of Securities to be withdrawn, if any, from the Margin Account; (i) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account; and (j) the name of the broker through whom the Fund is effecting such closing-out. The Custodian shall, upon receipt of the net total amount payable to the Fund upon such closing-out, and the return and/or cancellation of the receipts, if any, issued by the Custodian with respect to the short sale being closed-out, pay out of the moneys held for the account of the Fund to the broker the net total amount payable to the broker, and make the withdrawals from the Margin Account and the Senior Security Account, as the same are specified in the Certificate.

                                   ARTICLE IX

                 REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

      1. Promptly after the Fund enters a Repurchase Agreement or a Reverse Repurchase Agreement with respect to Securities and money held by the Custodian hereunder, the Fund shall deliver to the Custodian a Certificate, or in the event such Repurchase Agreement or Reverse Repurchase Agreement is a Money Market Security, a Certificate, Oral Instructions, or Written Instructions specifying: (a) the Series for which the Repurchase Agreement or Reverse Repurchase Agreement is entered; (b) the total amount payable to or by the Fund in connection with such Repurchase Agreement or Reverse Repurchase Agreement and specifically allocated to such Series; (c) the broker, dealer, or financial institution with whom the Repurchase Agreement or Reverse Repurchase Agreement is entered; (d) the amount and kind of Securities to be delivered or received by the Fund to or from such broker, dealer, or financial institution; (e) the date of such Repurchase Agreement or Reverse Repurchase Agreement; and (f) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in a Senior Security Account for such Series in connection with such Reverse Repurchase Agreement. The Custodian shall, upon receipt of the total amount payable to or by the Fund specified in the Certificate, Oral Instructions, or Written Instructions make or accept the delivery to or from the broker, dealer, or financial institution and the deposits, if any, to the Senior Security Account, specified in such Certificate, Oral Instructions, or Written Instructions.

      2. Upon the termination of a Repurchase Agreement or a Reverse Repurchase Agreement described in preceding paragraph 1 of this Article, the Fund shall promptly deliver a Certificate or, in the event such Repurchase Agreement or Reverse Repurchase Agreement is a Money Market Security, a Certificate, Oral Instructions, or Written Instructions to the Custodian specifying: (a) the Repurchase Agreement or Reverse Repurchase Agreement being terminated and the Series for which same was entered; (b) the total amount payable to or by the Fund in connection with such termination; (c) the amount and kind of Securities to be received or delivered by the Fund and specifically allocated to such Series in connection with such termination; (d) the date of termination; (e) the name of the broker, dealer, or financial institution with whom the Repurchase Agreement or Reverse Repurchase Agreement is to be terminated; and (f) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Securities Account for such Series. The Custodian shall, upon receipt or delivery of the amount and kind of Securities or cash to be received or delivered by the Fund specified in the Certificate, Oral Instructions, or Written Instructions, make or receive the payment to or from the broker, dealer, or financial institution and make the withdrawals, if any, from the Senior Security Account, specified in such Certificate, Oral Instructions, or Written Instructions.

      3. The Certificates, Oral Instructions, or Written Instructions described in paragraphs 1 and 2 of this Article may with respect to any particular Repurchase Agreement or Reverse Repurchase Agreement be combined and delivered to the Custodian at the time of entering into such Repurchase Agreement or Reverse Repurchase Agreement.

                                    ARTICLE X

                  LOANS OF PORTFOLIO SECURITIES OF THE FUND

      1. Promptly after each loan of portfolio Securities specifically allocated to a Series held by the Custodian hereunder, the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan: (a) the Series to which the loaned Securities are specifically allocated;
(b) the name of the issuer and the title of the Securities, (c) the number of shares or the principal amount loaned, (d) the date of loan and delivery, (e) the total amount to be delivered to the Custodian against the loan of the Securities, including the amount of cash collateral and the premium, if any, separately identified, and (f) the name of the broker, dealer, or financial institution to which the loan was made. The Custodian shall deliver the Securities thus designated to the broker, dealer or financial institution to which the loan was made upon receipt of the total amount designated in the Certificate as to be delivered against the loan of Securities. The Custodian may accept payment in connection with a delivery otherwise than through the Book-Entry System or a Depository only in the form of a certified or bank cashier's check payable to the order of the Fund or the Custodian drawn on New York Clearing House funds.

      2. In connection with each termination of a loan of Securities by the Fund, the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan termination and return of
Securities: (a) the Series to which the loaned Securities are specifically allocated; (b) the name of the issuer and the title of the Securities to be returned, (c) the number of shares or the principal amount to be returned, (d) the date of termination, (e) the total amount to be delivered by the Custodian (including the cash collateral for such Securities minus any offsetting credits as described in said Certificate), and (f) the name of the broker, dealer, or financial institution from which the Securities will be returned. The Custodian shall receive all Securities returned from the broker, dealer, or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the moneys held for the account of the Fund, the total amount payable upon such return of Securities as set forth in the Certificate.

                                   ARTICLE XI

                 CONCERNING MARGIN ACCOUNTS, SENIOR SECURITY
                        ACCOUNTS, AND COLLATERAL ACCOUNTS

      1. The Custodian shall establish a Senior Security Account and from time to time make such deposits thereto, or withdrawals therefrom, as specified in a Certificate. Such Certificate shall specify the Series for which such deposit or withdrawal is to be made and the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be deposited in, or withdrawn from, such Senior Security Account for such Series. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and the number of shares or the principal amount of any particular Securities to be deposited by the Custodian into, or withdrawn from, a Senior Securities Account, the Custodian shall be under no obligation to make any such deposit or withdrawal and shall promptly notify the Fund that no such deposit has been made.

      2. The Custodian shall make deliveries or payments from a Margin Account to the broker, dealer, futures commission merchant or Clearing Member in whose name, or for whose benefit, the account was established as specified in the Margin Account Agreement.

      3. Amounts received by the Custodian as payments or distributions with respect to Securities deposited in any Margin Account shall be dealt with in accordance with the terms and conditions of the Margin Account Agreement.

      4. The Custodian shall to the extent permitted by the Fund's Declaration of Trust, investment restrictions and the Investment Company Act of 1940 have a continuing lien and security interest in and to any property at any time held by the Custodian in any Collateral Account described herein. In accordance with applicable law the Custodian may enforce its lien and realize on any such property whenever the Custodian has made payment or delivery pursuant to any Put Option guarantee letter or similar document or any receipt issued hereunder by the Custodian; provided, however, that the Custodian shall not be required to issue any Put Option guarantee letter unless it shall have received an opinion of counsel to the Fund or its investment adviser that the issuance of such letters is authorized by the Fund and that the Custodian's continuing lien and security interest is valid, enforceable and not limited by the Declaration of Trust, any investment restrictions or the Investment Company Act of 1940. In the event the Custodian should realize on any such property net proceeds which are less than the Custodian's obligations under any Put Option guarantee letter or similar document or any receipt, such deficiency shall be a debt owed the Custodian by the Fund within the scope of Article XIV herein.

      5. On each business day the Custodian shall furnish the Fund with a statement with respect to each Margin Account in which money or Securities are held specifying as of the close of business on the previous business day: (a) the name of the Margin Account; (b) the amount and kind of Securities held therein; and (c) the amount of money held therein. The Custodian shall make available upon request to any broker, dealer, or futures commission merchant specified in the name of a Margin Account a copy of the statement furnished the Fund with respect to such Margin Account.

      6. The Custodian shall establish a Collateral Account and from time to time shall make such deposits thereto as may be specified in a Certificate. Promptly after the close of business on each business day in which cash and/or Securities are maintained in a Collateral Account for any Series, the Custodian shall furnish the Fund with a statement with respect to such Collateral Account specifying the amount of cash and/or the amount and kind of Securities held therein. No later than the close of business next succeeding the delivery to the Fund of such statement, the Fund shall furnish to the Custodian a Certificate or Written Instructions specifying the then market value of the Securities described in such statement. In the event such then market value is indicated to be less than the Custodian's obligation with respect to any outstanding Put Option guarantee letter or similar document, the Fund shall promptly specify in a Certificate the additional cash and/or Securities to be deposited in such Collateral Account to eliminate such deficiency.

                                   ARTICLE XII

                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

      1. The Fund shall furnish to the Custodian a copy of the resolution of the Board of Trustees of the Fund, certified by the Secretary or any Assistant Secretary, either (i) setting forth with respect to the Series specified therein the date of the declaration of a dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Transfer Agent Account and any sub-dividend agent or co-dividend agent of the Fund on the payment date, or (ii) authorizing with respect to the Series specified therein and the declaration of dividends and distributions thereon the Custodian to rely on Oral Instructions, Written Instructions, or a Certificate setting forth the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Transfer Agent Account on the payment date.

      2. Upon the payment date specified in such resolution, Oral Instructions, Written Instructions, or Certificate, as the case may be, the Custodian shall pay to the Transfer Agent Account out of the moneys held for the account of the Series specified therein the total amount payable to the Transfer Agent Account and with respect to such Series.

                                  ARTICLE XIII

                          SALE AND REDEMPTION OF SHARES

      1. Whenever the Fund shall sell any Shares, it shall deliver or cause to be delivered, to the Custodian a Certificate duly specifying:

           (a) The Series,  the number of Shares sold,  trade date, and price;
and

           (b) The amount of money to be received by the Custodian for the sale of such Shares and specifically allocated to the separate account in the name of such Series.

      2. Upon receipt of such money from the Fund's General Distributor, the Custodian shall credit such money to the separate account in the name of the Series for which such money was received.

      3. Upon issuance of any Shares of any Series the Custodian shall pay, out of the money held for the account of such Series, all original issue or other taxes required to be paid by the Fund in connection with such issuance upon the receipt of a Certificate specifying the amount to be paid.

      4. Except as provided hereinafter, whenever the Fund desires the Custodian to make payment out of the money held by the Custodian hereunder in connection with a redemption of any Shares, it shall furnish, or cause to be furnished, to the Custodian a Certificate specifying:

           (a)  The number and Series of Shares redeemed; and

           (b)  The amount to be paid for such Shares.

      5. Upon receipt of an advice from an Authorized Person setting forth the Series and number of Shares received by the Transfer Agent for redemption and that such Shares are in good form for redemption, the Custodian shall make payment to the Transfer Agent Account out of the moneys held in the separate account in the name of the Series the total amount specified in the Certificate issued pursuant to the foregoing paragraph 4 of this Article.

                                   ARTICLE XIV

                           OVERDRAFTS OR INDEBTEDNESS

      1. If the Custodian should in its sole discretion advance funds on behalf of any Series which results in an overdraft because the moneys held by the Custodian in the separate account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate, Oral Instructions, or Written Instructions or which results in an overdraft in the separate account of such Series for some other reason, or if the Fund is for any other reason indebted to the Custodian with respect to a Series, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of paragraph 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by the Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum (based on a 360-day year for the actual number of days involved) equal to the Federal Funds Rate plus ?%, such rate to be adjusted on the effective date of any change in such Federal Funds Rate but in no event to be less than 6% per annum. In addition, unless the Fund has given a Certificate that the Custodian shall not impose a lien and security interest to secure such overdrafts (in which event it shall not do so), the Custodian shall have a continuing lien and security interest in the aggregate amount of such overdrafts and indebtedness as may from time to time exist in and to any property specifically allocated to such Series at any time held by it for the benefit of such Series or in which the Fund may have an interest which is then in the Custodian's possession or control or in possession or control of any third party acting in the Custodian's behalf. The Fund authorizes the Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any money balance in an account standing in the name of such Series' credit on the Custodian's books. In addition, the Fund hereby covenants that on each Business Day on which either it intends to enter a Reverse Repurchase Agreement and/or otherwise borrow from a third party, or which next succeeds a Business Day on which at the close of business the Fund had outstanding a Reverse Repurchase Agreement or such a borrowing, it shall prior to 9 a.m., New York City time, advise the Custodian, in writing, of each such borrowing, shall specify the Series to which the same relates, and shall not incur any indebtedness, including pursuant to any Reverse Repurchase Agreement, not so specified other than from the Custodian.

      2. The Fund will cause to be delivered to the Custodian by any bank (including, if the borrowing is pursuant to a separate agreement, the Custodian) from which it borrows money for investment or for temporary or emergency purposes using Securities held by the Custodian hereunder as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement, (d) the time and date, if known, on which the loan is to be entered into, (e) the date on which the loan becomes due and payable, (f) the total amount payable to the Fund on the borrowing date, (g) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (h) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the Investment Company Act of 1940 and the Fund's prospectus and Statement of Additional Information. The Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this paragraph. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by the Custodian, to any such bank, the Custodian shall not be under any obligation to deliver any Securities.

                                   ARTICLE XV

                      CUSTODY OF ASSETS OUTSIDE THE U.S.

      1. The Custodian is authorized and instructed to employ, as its agent, as subcustodians for the securities and other assets of the Fund maintained outside of the United States the Foreign Subcustodians and Foreign Depositories designated on Schedule A hereto. Except as provided in Schedule A, the Custodian shall employ no other Foreign Custodian or Foreign Depository. The Custodian and the Fund may amend Schedule A hereto from time to time to agree to designate any additional Foreign Subcustodian or Foreign Depository with which the Custodian has an agreement for such entity to act as the Custodian's agent, as subcustodian, and which the Custodian in its absolute discretion proposes to utilize to hold any of the Fund's Foreign Property. Upon receipt of a Certificate or Written Instructions from the Fund, the Custodian shall cease the employment of any one or more of such subcustodians for maintaining custody of the Fund's assets and such custodian shall be deemed deleted from Schedule A.

      2. The Custodian shall limit the securities and other assets maintained in the custody of the Foreign Subcustodians to: (a) "foreign securities," as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Fund may determine to be reasonably necessary to effect the foreign securities transactions of the Fund.

      3. The Custodian shall identify on its books as belonging to the Fund, the Foreign Securities held by each Foreign Subcustodian.

      4. Each agreement pursuant to which the Custodian employs a Foreign Subcustodian shall be substantially in the form reviewed and approved by the Fund and will not be amended in a way that materially affects the Fund without the Fund's prior written consent and shall:

           (a) require that such institution establish custody account(s) for the Custodian on behalf of the Fund and physically segregate in each such account securities and other assets of the fund, and, in the event that such institution deposits the securities of the Fund in a Foreign Depository, that it shall identify on its books as belonging to the Fund or the Custodian, as agent for the Fund, the securities so deposited;

           (b)  provide that:

              (1) the assets of the Fund will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Foreign Subcustodian or its creditors, except a claim of payment for their safe custody or administration;

              (2) beneficial ownership for the assets of the Fund will be freely transferable without the payment of money or value other than for custody or administration;

              (3) adequate records will be maintained identifying the assets as belonging to the Fund;

              (4) the independent public accountants for the Fund will be given access to the books and records of the Foreign Subcustodian relating to its actions under its agreement with the Custodian or confirmation of the contents of those records;

              (5) the Fund will receive periodic reports with respect to the safekeeping of the Fund's assets, including, but not necessarily limited to, notification of any transfer to or from the custody account(s); and

              (6) assets of the Fund held by the Foreign Subcustodian will be subject only to the instructions of the Custodian or its agents.

           (c) Require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations, with the exception of any such losses, damages, costs, expenses, liabilities or claims arising as a result of an act of God. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Subcustodian as a consequence of any such loss, damage, cost, expense, liability or claim of or to the Fund, if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.


      5. Upon receipt of a Certificate or Written Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall on behalf of the Fund make or cause its Foreign Subcustodian to transfer, exchange or deliver securities owned by the Fund, except to the extent explicitly prohibited therein. Upon receipt of a Certificate or Written Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall on behalf of the fund pay out or cause its Foreign Subcustodians to pay out monies of the Fund. The Custodian shall use all means reasonably available to it, including, if specifically authorized by the Fund in a Certificate, any necessary litigation at the cost and expense of the Fund (except as to matters for which the Custodian is responsible hereunder) to require or compel each Foreign Subcustodian or Foreign Depository to perform the services required of it by the agreement between it and the Custodian authorized pursuant to this Agreement.

      6. The Custodian shall maintain all books and records as shall be necessary to enable the Custodian readily to perform the services required of it hereunder with respect to the Fund's Foreign Properties. The Custodians shall supply to the Fund from time to time, as mutually agreed upon, statements in respect of the Foreign Securities and other Foreign Properties of the Fund held by Foreign Subcustodians, directly or through Foreign Depositories, including but not limited to an identification of entities having possession of the Fund's Foreign Securities and other assets, an advice or other notification of any transfers of securities to or from each custodial account maintained for the Fund or the Custodian on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities. The Custodian shall promptly and faithfully transmit all reports and information received pertaining to the Foreign Property of the Fund, including, without limitation, notices or reports of corporate action, proxies and proxy soliciting materials.

      7. Upon request of the Fund, the Custodian shall use reasonable efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any Foreign Subcustodian, or confirmation of the contents thereof, insofar as such books and records relate to the Foreign Property of the Fund or the performance of such Foreign Subcustodian under its agreement with the Custodian; provided that any litigation to afford such access shall be at the sole cost and expense of the Fund.

      8. The Custodian recognizes that employment of a Foreign Subcustodian or Foreign Depository for the Fund's Foreign Securities and Foreign Property is permitted by Section 17(f) of the Investment Company Act of 1940 only upon compliance with Section (a) of Rule 17f-5 promulgated thereunder. With respect to the Foreign Subcustodians and Foreign Depositories identified on Schedule A, the Custodian represents that it has furnished the Fund with certain materials prepared by the Custodian and with such other information in the possession of the Custodian as the Fund advised the Custodian was reasonably necessary to assist the Board of Trustees of the Fund in making the determinations required of the Board of Trustees by Rule 17f-5, including, without limitation, consideration of the matters set forth in the Notes to Rule 17f-5. If the Custodian recommends any additional Foreign Subcustodian or Foreign Depository, the Custodian shall supply information similar in kind and scope to that furnished pursuant to the preceding sentence. Further, the Custodian shall furnish annually to the Fund, at such time as the Fund and Custodian shall mutually agree, information concerning each Foreign Subcustodian and Foreign Depository then identified on Schedule A similar in kind and scope to that furnished pursuant to the preceding two sentences.

      9. The Custodian's employment of any Foreign Subcustodian or Foreign Depository shall constitute a representation that the Custodian believes in good faith that such Foreign Subcustodian or Foreign Depository provides a level of safeguards for maintaining the Fund's assets not materially different from that provided by the Custodian in maintaining the Fund's securities in the United States. In addition, the Custodian shall monitor the financial condition and general operational performance of the Foreign Subcustodians and Foreign Depositories and shall promptly inform the Fund in the event that the Custodian has actual knowledge of a material adverse change in the financial condition thereof or that there appears to be a substantial likelihood that the shareholders' equity of any Foreign Subcustodian will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million , or that the Foreign Subcustodian or Foreign Depository has breached the agreement between it and the Custodian in a way that the Custodian believes adversely affects the Fund. Further, the Custodian shall advise the Fund if it believes that there is a material adverse change in the operating environment of any Foreign Subcustodian or Foreign Depository.

                                   ARTICLE XVI

                            CONCERNING THE CUSTODIAN

      1. The Custodian shall use reasonable care in the performance of its duties hereunder, and, except as hereinafter provided, neither the Custodian nor its nominee shall be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, either hereunder or under any Margin Account Agreement, except for any such loss or damage arising out of its own negligence, bad faith, or willful misconduct or that of the subcustodians or co-custodians appointed by the Custodian or of the officers, employees, or agents of any of them. The Custodian may, with respect to questions of law arising hereunder or under any Margin Account Agreement, apply for and obtain the advice and opinion of counsel to the Fund, at the expense of the Fund, or of its own counsel, at its own expense, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion. The Custodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or any Depository arising by reason of any negligence, bad faith or willful misconduct on the part of the Custodian or any of its employees or agents.

      2. Notwithstanding the foregoing, the Custodian shall be under no obligation to inquire into, and shall not be liable for:

           (a) The validity (but not the authenticity) of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor, as specified in a Certificate, Oral Instructions, or Written Instructions;

           (b) The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor, as specified in a Certificate;

           (c) The legality of the declaration or payment of any dividend by the Fund, as specified in a resolution, Certificate, Oral Instructions, or Written Instructions;

           (d) The legality of any borrowing by the Fund using Securities as collateral;

           (e) The legality of any loan of portfolio Securities, nor shall the Custodian be under any duty or obligation to see to it that the cash collateral delivered to it by a broker, dealer, or financial institution or held by it at any time as a result of such loan of portfolio Securities of the Fund is adequate collateral for the Fund against any loss it might sustain as a result of such loan, except that this subparagraph shall not excuse any liability the Custodian may have for failing to act in accordance with Article X hereof or any Certificate, Oral Instructions or Written Instructions given in accordance with this Agreement. The Custodian specifically, but not by way of limitation, shall not be under any duty or obligation periodically to check or notify the Fund that the amount of such cash collateral held by it for the Fund is sufficient collateral for the Fund, but such duty or obligation shall be the sole responsibility of the Fund. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent pursuant to Article X of this Agreement makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however, that the Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due; or

           (f) The sufficiency or value of any amounts of money and/or Securities held in any Margin Account, Senior Security Account or Collateral Account in connection with transactions by the Fund, except that this subparagraph shall not excuse any liability the Custodian may have for failing to establish, maintain, make deposits to or withdrawals from such accounts in accordance with this Agreement. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer, futures commission merchant or Clearing Member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or Clearing Member, to see that any payment received by the Custodian from any broker, dealer, futures commission merchant or Clearing Member is the amount the Fund is entitled to receive, or to notify the Fund of the Custodian's receipt or non-receipt of any such payment.

      3. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until the Custodian actually receives such money directly or by the final crediting of the account representing the Fund's interest at the Book-Entry System or the Depository.

      4. With respect to Securities held in a Depository, except as otherwise provided in paragraph 5(b) of Article III hereof, the Custodian shall have no responsibility and shall not be liable for ascertaining or acting upon any calls, conversions, exchange offers, tenders, interest rate changes or similar matters relating to such Securities, unless the Custodian shall have actually received timely notice from the Depository in which such Securities are held. In no event shall the Custodian have any responsibility or liability for the failure of a Depository to collect, or for the late collection or late crediting by a Depository of any amount payable upon Securities deposited in a Depository which may mature or be redeemed, retired, called or otherwise become payable. However, upon receipt of a Certificate from the Fund of an overdue amount on Securities held in a Depository the Custodian shall make a claim against the Depository on behalf of the Fund, except that the Custodian shall not be under any obligation to appear in, prosecute or defend any action suit or proceeding in respect to any Securities held by a Depository which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, or alternatively, the Fund shall be subrogated to the rights of the Custodian with respect to such claim against the Depository should it so request in a Certificate. This paragraph shall not, however, excuse any failure by the Custodian to act in accordance with a Certificate, Oral Instructions, or Written Instructions given in accordance with this Agreement.

      5. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due the Fund from the Transfer Agent of the Fund nor to take any action to effect payment or distribution by the Transfer Agent of the Fund of any amount paid by the Custodian to the Transfer Agent of the Fund in accordance with this Agreement.

      6. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount if the Securities upon which such amount is payable are in default, or if payment is refused after the Custodian has timely and properly, in accordance with this Agreement, made due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action, but the Custodian shall have such a duty if the Securities were not in default on the payable date and the Custodian failed to timely and properly make such demand for payment and such failure is the reason for the non-receipt of payment.

      7. The Custodian may, with the prior approval of the Board of Trustees of the Fund, appoint one or more banking institutions as subcustodian or subcustodians, or as co-Custodian or co-Custodians, of Securities and moneys at any time owned by the Fund, upon such terms and conditions as may be approved in a Certificate or contained in an agreement executed by the Custodian, the Fund and the appointed institution; provided, however, that appointment of any foreign banking institution or depository shall be subject to the provisions of
Article XV hereof.

      8. The Custodian agrees to indemnify the Fund against and save the Fund harmless from all liability, claims, losses and demands whatsoever, including attorney's fees, howsoever arising or incurred because of the negligence, bad faith or willful misconduct of any subcustodian of the Securities and moneys owned by the Fund.

      9. The Custodian shall not be under any duty or obligation (a) to ascertain whether any Securities at any time delivered to, or held by it, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus, or (b) to ascertain whether any transactions by the Fund, whether or not involving the Custodian, are such transactions as may properly be engaged in by the Fund.

      10. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian all reasonable out-of-pocket expenses and such compensation as may be agreed upon in writing from time to time between the Custodian and the Fund. The Custodian may charge such compensation, and any such expenses with respect to a Series incurred by the Custodian in the performance of its duties under this Agreement against any money specifically allocated to such Series. The Custodian shall also be entitled to charge against any money held by it for the account of a Series the amount of any loss, damage, liability or expense, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement attributable to, or arising out of, its serving as Custodian for such Series. The expenses for which the Custodian shall be entitled to reimbursement hereunder shall include, but are not limited to, the expenses of subcustodians and foreign branches of the Custodian incurred in settling outside of New York City transactions involving the purchase and sale of Securities of the Fund. Notwithstanding the foregoing or anything else contained in this Agreement to the contrary, the Custodian shall, prior to effecting any charge for compensation, expenses, or any overdraft or indebtedness or interest thereon, submit an invoice therefor to the Fund.

      11. The Custodian shall be entitled to rely upon any Certificate, notice or other instrument in writing, Oral Instructions, or Written Instructions received by the Custodian and reasonably believed by the Custodian to be genuine. The Fund agrees to forward to the Custodian a Certificate or facsimile thereof confirming Oral Instructions or Written Instructions in such manner so that such Certificate or facsimile thereof is received by the Custodian, whether by hand delivery, telecopier or other similar device, or otherwise, by the close of business of the same day that such Oral Instructions or Written Instructions are given to the Custodian. The Fund agrees that the fact that such confirming instructions are not received by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions thereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in acting upon Oral Instructions or Written Instructions given to the Custodian hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person.

      12. The Custodian shall be entitled to rely upon any instrument, instruction or notice received by the Custodian and reasonably believed by the Custodian to be given in accordance with the terms and conditions of any Margin Account Agreement. Without limiting the generality of the foregoing, the Custodian shall be under no duty to inquire into, and shall not be liable for, the accuracy of any statements or representations contained in any such instrument or other notice including, without limitation, any specification of any amount to be paid to a broker, dealer, futures commission merchant or Clearing Member. This paragraph shall not excuse any failure by the Custodian to have acted in accordance with any Margin Agreement it has executed or any Certificate, Oral Instructions, or Written Instructions given in accordance with this Agreement.

      13. The books and records pertaining to the Fund, as described in Appendix E hereto, which are in the possession of the Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained by the Custodian as required by the Investment Company Act of 1940, as amended, and other applicable Securities laws and rules and regulations. The Fund, or the Fund's authorized representatives, shall have access to such books and records during the Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by the Custodian to the Fund or the Fund's authorized representative, and the Fund shall reimburse the Custodian its expenses of providing such copies. Upon reasonable request of the Fund, the Custodian shall provide in hard copy or on micro-film, whichever the Custodian elects, any records included in any such delivery which are maintained by the Custodian on a computer disc, or are similarly maintained, and the Fund shall reimburse the Custodian for its expenses of providing such hard copy or micro-film.

      14. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry system, each Depository or O.C.C., and with such reports on its own systems of internal accounting control as the Fund may reasonably request from time to time.

      15. The Custodian shall furnish upon request annually to the Fund a letter prepared by the Custodian's accountants with respect to the Custodian's internal systems and controls in the form generally provided by the Custodian to other investment companies for which the Custodian acts as custodian.

      16. The Fund agrees to indemnify the Custodian against and save the Custodian harmless from all liability, claims, losses and demands whatsoever, including attorney's fees, howsoever arising out of, or related to, the Custodian's performance of its obligations under this Agreement, except for any such liability, claim, loss and demand arising out of the negligence, bad faith, or willful misconduct of the Custodian, any co-Custodian or subcustodian appointed by the Custodian, or that of the officers, employees, or agents of any of them.

      17. Subject to the foregoing provisions of this Agreement, the Custodian shall deliver and receive Securities, and receipts with respect to such Securities, and shall make and receive payments only in accordance with the customs prevailing from time to time among brokers or dealers in such Securities and, except as may otherwise be provided by this Agreement or as may be in accordance with such customs, shall make payment for Securities only against delivery thereof and deliveries of Securities only against payment therefor.

      18. The Custodian will comply with the procedures, guidelines or restrictions ("Procedures") adopted by the Fund from time to time for particular types of investments or transactions, e.g., Repurchase Agreements and Reverse Repurchase Agreements, provided that the Custodian has received from the Fund a copy of such Procedures. If within ten days after receipt of any such Procedures, the Custodian determines in good faith that it is unreasonable for it to comply with any new procedures, guidelines or restrictions set forth therein, it may within such ten day period send notice to the Fund that it does not intend to comply with those new procedures, guidelines or restrictions which it identifies with particularity in such notice, in which event the Custodian shall not be required to comply with such identified procedures, guidelines or restrictions; provided, however, that, anything to the contrary set forth herein or in any other agreement with the Fund, if the Custodian identifies procedures, guidelines or restrictions with which it does not intend to comply, the Fund shall be entitled to terminate this Agreement without cost or penalty to the Fund upon thirty days' written notice.

      19. Whenever the Custodian has the authority to deduct monies from the account for a series without a Certificate, it shall notify the Fund within one business day of such deduction and the reason for it. Whenever the Custodian has the authority to sell Securities or any other property of the Fund on behalf of any Series without a Certificate, the Custodian will notify the Fund of its intention to do so and afford the Fund the reasonable opportunity to select which Securities or other property it wishes to sell on behalf of such Series. If the Fund does not promptly sell sufficient Securities or Deposited Property on behalf of the Series, then, after notice, the Custodian may proceed with the intended sale.

      20. The Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth or referred to in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.


                                  ARTICLE XVII

                                   TERMINATION

      1. Except as provided in paragraph 3 of this Article, this Agreement shall continue until terminated by either the Custodian giving to the Fund, or the Fund giving to the Custodian, a notice in writing specifying the date of such termination, which date shall be not less than 60 days after the date of the giving of such notice. In the event such notice or a notice pursuant to paragraph 3 of this Article is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Fund, certified by an Officer and the Secretary or an Assistant Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be eligible to serve as a custodian for the Securities of a management investment company under the Investment Company Act of 1940. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company eligible to serve as a custodian for Securities of a management investment company under the Investment Company Act of 1940 and which is acceptable to the Fund. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

      2. If a successor custodian is not designated by the Fund or the Custodian in accordance with the preceding paragraph, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement arising thereafter, other than the duty with respect to Securities held in the Book Entry System which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

      3. Notwithstanding the foregoing, the Fund may terminate this Agreement upon the date specified in a written notice in the event of the "Bankruptcy" of The Bank of New York. As used in this sub-paragraph, the term "Bankruptcy" shall mean The Bank of New York's making a general assignment, arrangement or composition with or for the benefit of its creditors, or instituting or having instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or the entry of a order for relief under any applicable bankruptcy law or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors rights, or if a petition is presented for the winding up or liquidation of the party or a resolution is passed for its winding up or liquidation, or it seeks, or becomes subject to, the appointment of an administrator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets or its taking any action in furtherance of, or indicating its consent to approval of, or acquiescence in, any of the foregoing.

                                  ARTICLE XVIII

                                  TERMINAL LINK

      1. At no time and under no circumstances shall the Fund be obligated to have or utilize the Terminal Link, and the provisions of this Article shall apply if, but only if, the Fund in its sole and absolute discretion elects to utilize the Terminal Link to transmit Certificates to the Custodian.

      2. The Terminal Link shall be utilized only for the purpose of the Fund providing Certificates to the Custodian and the Custodian providing notices to the Fund and only after the Fund shall have established access codes and internal safekeeping procedures to safeguard and protect the confidentiality and availability of such access codes. Each use of the Terminal Link by the Fund shall constitute a representation and warranty that at least two officers have each utilized an access code that such internal safekeeping procedures have been established by the Fund, and that such use does not contravene the Investment Company Act of 1940 and the rules and regulations thereunder.

      3. Each party shall obtain and maintain at its own cost and expense all equipment and services, including, but not limited to communications services, necessary for it to utilize the Terminal Link, and the other party shall not be responsible for the reliability or availability of any such equipment or services, except that the Custodian shall not pay any communications costs of any line leased by the Fund, even if such line is also used by the Custodian.

      4. The Fund acknowledges that any data bases made available as part of, or through the Terminal Link and any proprietary data, software, processes, information and documentation (other than any such which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of the Custodian. The Fund shall, and shall cause others to which it discloses the Information, to keep the Information confidential by using the same care and discretion it uses with respect to its own confidential property and trade secrets, and shall neither make nor permit any disclosure without the express prior written consent of the Custodian.

      5. Upon termination of this Agreement for any reason, each Fund shall return to the Custodian any and all copies of the Information which are in the Fund's possession or under its control, or which the Fund distributed to third parties. The provisions of this Article shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all Information whether or not copyrighted.

      6. The Custodian reserves the right to modify the Terminal Link from time to time without notice to the Fund, except that the Custodian shall give the Fund notice not less than 75 days in advance of any modification which would materially adversely affect the Fund's operation, and the Fund agrees not to modify or attempt to modify the Terminal Link without the Custodian's prior written consent. The Fund acknowledges that any software provided by the Custodian as part of the Terminal Link is the property of the Custodian and, accordingly, the Fund agrees that any modifications to the same, whether by the Fund or the Custodian and whether with or without the Custodian's consent, shall become the property of the Custodian.

      7. Neither the Custodian nor any manufacturers and suppliers it utilizes or the Fund utilizes in connection with the Terminal Link makes any warranties or representations, express or implied, in fact or in law, including but not limited to warranties of merchantability and fitness for a particular purpose.

      8. Each party will cause its officers and employees to treat the authorization codes and the access codes applicable to Terminal Link with extreme care, and irrevocably authorizes the other to act in accordance with and rely on Certificates and notices received by it through the Terminal Link. Each party acknowledges that it is its responsibility to assure that only its authorized persons use the Terminal Link on its behalf, and that a party shall not be responsible nor liable for use of the Terminal Link on behalf of the other party by unauthorized persons of such other party.

      9. Notwithstanding anything else in this Agreement to the contrary, neither party shall have any liability to the other for any losses, damages, injuries, claims, costs or expenses arising as a result of a delay, omission or error in the transmission of a Certificate or notice by use of the Terminal Link except for money damages for those suffered as the result of the negligence, bad faith or willful misconduct of such party or its officers, employees or agents in an amount not exceeding for any incident $100,000; provided, however, that a party shall have no liability under this Section 9 if the other party fails to comply with the provisions of Section 11.

      10. Without limiting the generality of the foregoing, in no event shall either party or any manufacturer or supplier of its computer equipment, software or services relating to the Terminal Link be responsible for any special, indirect, incidental or consequential damages which the other party may incur or experience by reason of its use of the Terminal Link even if such party, manufacturer or supplier has been advised of the possibility of such damages, nor with respect to the use of the Terminal Link shall either party or any such manufacturer or supplier be liable for acts of God, or with respect to the following to the extent beyond such person's reasonable control: machine or computer breakdown or malfunction, interruption or malfunction of communication facilities, labor difficulties or any other similar or dissimilar cause.

      11. The Fund shall notify the Custodian of any errors, omissions or interruptions in, or delay or unavailability of, the Terminal Link as promptly as practicable, and in any event within 24 hours after the earliest of (i) discovery thereof, and (ii) in the case of any error, the date of actual receipt of the earliest notice which reflects such error, it being agreed that discovery and receipt of notice may only occur on a business day. The Custodian shall promptly advise the Fund whenever the Custodian learns of any errors, omissions or interruption in, or delay or unavailability of, the Terminal Link.

      12. Each party shall, as soon as practicable after its receipt of a Certificate or a notice transmitted by the Terminal Link, verify to the other party by use of the Terminal Link its receipt of such Certificate or notice, and in the absence of such verification the party to which the Certificate or notice is sent shall not be liable for any failure to act in accordance with such Certificate or notice and the sending party may not claim that such Certificate or notice was received by the other party.

                                   ARTICLE XIX

                                  MISCELLANEOUS

      1. Annexed hereto as Appendix A is a Certificate signed by two of the present Officers of the Fund under its seal, setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the Custodian a new Certificate in similar form in the event that any such present Authorized Person ceases to be an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new Certificate shall be received, the Custodian shall be entitled to rely and to act upon Oral Instructions, Written Instructions, or signatures of the present Authorized Persons as set forth in the last delivered Certificate to the extent provided by this Agreement.

      2. Annexed hereto as Appendix B is a Certificate signed by two of the present Officers of the Fund under its seal, setting forth the names and the signatures of the present Officers of the Fund. The Fund agrees to furnish to the Custodian a new Certificate in similar form in the event any such present officer ceases to be an officer of the Fund, or in the event that other or additional officers are elected or appointed. Until such new Certificate shall be received, the Custodian shall be entitled to rely and to act upon the signatures of the officers as set forth in the last delivered Certificate to the extent provided by this Agreement.

      3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, other than any Certificate or Written Instructions, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at 90 Washington Street, New York, New York 10286, or at such other place as the Custodian may from time to time designate in writing.

      4. Any notice or other instrument in writing, authorized or rehired by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its office at the address for the Fund first above written, or at such other place as the Fund may from time to time designate in writing.

      5. This Agreement constitutes the entire agreement between the parties, replaces all prior agreements and may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement and approved by a resolution of the Board of Trustees of the Fund, except that Appendices A and B may be amended unilaterally by the Fund without such an approving resolution.

      6. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian or The Bank of New York without the written consent of the Fund, authorized or approved by a resolution of the Fund's Board of Trustees. For purposes of this paragraph, no merger, consolidation, or amalgamation of the Custodian, The Bank of New York, or the Fund shall be deemed to constitute an assignment of this Agreement.

      7. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to conflict of laws principles thereof. Each party hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder and hereby waives its right to trial by jury.

      8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

      9. A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Fund as Trustees and not individually and that the obligations of the instrument are not binding upon any of the Trustees or shareholders individually but are binding upon the assets and property of the Fund; provided, however, that the Declaration of Trust of the Fund provides that the assets of a particular series of the Fund shall under no circumstances be charges with liabilities attributable to any other series of the Fund and that all persons extending credit to, or contracting with or having any claim against a particular series of the Fund shall look only to the assets of that particular series for payment of such credit, contract or claim.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.


                                      OPPENHEIMER EMERGING GROWTH FUND




                                      By: _________________________________
                                              Andrew J. Donohue
                                              Vice President and Secretary

[SEAL]


Attest:

By:_____________________________
      Robert G. Zack, Assistant Secretary

                                      THE BANK OF NEW YORK



[SEAL]                                By: _____________________________


Attest:


--------------------------

                                      APPENDIX A




    I, Andrew J. Donohue, Secretary, and I, Robert G. Zack, Assistant Secretary of Oppenheimer Emerging Growth Fund, a Massachusetts business trust (the "Fund") do hereby certify that:

    The following individuals have been duly authorized by the Board of Trustees of the Fund in conformity with the Fund's Declaration of Trust and By-Laws to give Oral Instructions and Written Instructions on behalf of the Fund, except that those persons designated as being an "Officer of OSS" shall be an Authorized Person only for purposes of Articles XII and XIII. The signatures set forth opposite their respective names are their true and correct signatures:


    Name                    Position                Signature

    Brian W. Wixted         Treasurer               _______________________

    Andrew J. Donohue       Secretary, EVP, OFI
    -----------------------

    Robert G. Zack                Assistant Secretary
    -----------------------

    Scott Farrar            Assistant Treasurer
    -----------------------

    Robert Bishop                 Assistant Treasurer
    -----------------------

    Mitchell J. Lindauer          Vice President, OFI
    -----------------------

    Katherine P. Feld       Vice President, OFI
    -----------------------

    Chad Boll               AVP, OFI                _______________________

    Philip Vottiero               Vice President, OFI
    -----------------------

    David Mabry             Vice President, OFI
    -----------------------

    Connie Bechtolt         AVP, OFI                _______________________

    Vincent J. Toner                                _______________________

    Todd Raabe                                      _______________________

    Dale W. Campbell        AVP, OFI                _______________________

    Jeff Baumgartner                                _______________________

    Mathew J. O'Donnell
    -----------------------

    David J. Foxhoven       AVP, OFI                _______________________

    Lisa Chaffee                                    _______________________

    Brian Petersen
    -----------------------

    William Donohue                                 _______________________



IN WITNESS WHEREOF, I hereunto set my hand in the seal of Oppenheimer Emerging Growth Fund as of the __ day of ____________, 2000.




                                        ------------------------------
                                        Andrew J. Donohue, Secretary



                                        ------------------------------
                                        Robert G. Zack, Assistant Secretary

                                   APPENDIX B

    I, Andrew J. Donohue, Secretary, and Robert G. Zack, Assistant Secretary, of Oppenheimer Emerging Growth Fund, a Massachusetts business trust (the "Fund"), do hereby certify that:

(a) The following serve in the following positions with the Fund and each has been duly elected or appointed by the Board of Trustees of the Fund to each such position and qualified therefor in conformity with the Fund's Declaration of Trust and By-Laws and further that the signatures of each individual below set forth opposite their respective names are their true and correct signatures:

Name                        Position                Signature

Brian W. Wixted             Treasurer               ______________________

Robert Bishop               Assistant Treasurer
------------------------

Scott Farrar                      Assistant Treasurer
------------------------

Andrew J. Donohue                 Secretary, EVP and
------------------------
                             General Counsel of OFI

Robert G. Zack              Assistant Secretary
------------------------

(b) With respect to the following individuals, each such individual has been designated by a resolution of the board of Trustees of the Fund to be authorized to execute on its behalf all proper officers certificates or instructions for purposes of the Fund's Custody Agreement with the Bank of New York and further that the signatures of each individual below set forth opposite their respective names are true and correct signatures:

Mitchell J. Lindauer         VP of OFI                    ____________________

Katherine P. Feld            VP of OFI                    ____________________

Chad Boll                   AVP, OFI                      ____________________

Philip Vottiero             Vice President, OFI
--------------------

David Mabry                 Vice President, OFI
--------------------

Erin Gardiner               AVP, OFI                      ____________________

Connie Bechtolt             AVP, OFI                      ____________________

Vincent J. Toner
--------------------

Todd Raabe
-----------------------

Dale W. Campbell                  AVP, OFI
-----------------------

Jeff Baumgartner
-----------------------

Mathew J. O'Donnell                                 _______________________

David J. Foxhoven                 AVP, OFI
-----------------------

Lisa Chaffee                                        _______________________

Brian Petersen                                      _______________________

William Donohue                                     _______________________


IN WITNESS WHEREOF, I hereunto set my hand in the seal of Oppenheimer Emerging Growth Fund as of the __ day of _________, 2000.



             -------------------------------
              Andrew J. Donohue, Secretary



             -------------------------------
           Robert G. Zack, Assistant Secretary

                                   APPENDIX C



    The undersigned, Andrew J. Donohue hereby certifies that he is the duly elected and acting Secretary of Oppenheimer Emerging Growth Fund (the "Fund"), and further certifies that the following resolutions were adopted by the Board of Trustees of the Fund at a meeting duly held on ____________, 2000, at which a quorum at all times present and that such resolutions have not been modified or rescinded and are in full force an effect as of the date hereof.

          RESOLVED, that The Bank New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of _____________, 2000 (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis to act in accordance with, and to rely on instructions by the Fund to the Custodian communicated by a Terminal Link as defined in the Custody Agreement.

          RESOLVED, that the Fund shall establish access codes and grant use of such access codes only to officers of the Fund as defined in the Custody Agreement, and shall establish internal safekeeping procedures to safeguard and protect the confidentiality and availability of such access codes.

          RESOLVED, that Officers of the Fund as defined in the Custody Agreement shall, following the establishment of such access codes and such internal safekeeping procedures, advise the Custodian that the same have been established by delivering a Certificate, as defined in the Custody Agreement, and the Custodian shall be entitled to rely upon such advice.


    IN WITNESS WHEREOF, I hereunto set my hand in the seal of Oppenheimer Emerging Growth Fund, as of the ______ day of _____________, 2000 .




                                  ----------------------------
                                  Andrew J. Donohue, Secretary

                                   APPENDIX D



    I, Stephen Grunston, a Vice President with THE BANK OF NEW YORK, do hereby designate the following publications:



The Bond Buyer
Depository Trust Company Notices
Financial Daily Card Service
JJ Kenney Municipal Bond Service
London Financial Times
New York Times
Standard & Poor's Called Bond Record
Wall Street Journal

                                   APPENDIX E



    The following books and records pertaining to Fund shall be prepared and maintained by the Custodian and shall be the property of the Fund:

    None.

                                    EXHIBIT A

                                  CERTIFICATION


    The undersigned, Andrew J. Donohue, hereby certifies that he is the duly elected and acting Secretary of Oppenheimer Emerging Growth Fund, a Massachusetts business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on _____________, 2000, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

          RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of ____________, 2000 (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis to deposit in the Book-Entry System, as defined in the Custody Agreement, all Securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize the Book-Entry System to the extent possible in connection with its performance thereunder, including, without limitation, In connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral.


    IN WITNESS WHEREOF, I have hereunto set my hand and the seal of Oppenheimer Emerging Growth Fund as of the ________ day of ____________, 2000 .




                                        --------------------------
                                        Andrew J. Donohue, Secretary

[SEAL]

                                    EXHIBIT B

                                  CERTIFICATION


    The undersigned Andrew J. Donohue, hereby certifies that he is the duly elected Secretary of the Oppenheimer Emerging Growth Fund, a Massachusetts business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on _______________, 2000, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

          RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of __________________, 2000 (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis until such time as it receives a Certificate, as defined in the Custody Agreement, to the contrary to deposit in The Depository Trust Company ("DTC") as a "Depository" as defined in the Custody Agreement, all Securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize DTC to the extent possible in connection with its performance thereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral.


    IN WITNESS WHEREOF, I have hereunto set my hand and the seal of Oppenheimer Emerging Growth Fund as of the _______ day of ______________, 2000.




                                        ---------------------------
                                        Andrew J. Donohue, Secretary

[SEAL]

                                 EXHIBIT B-1

                                  CERTIFICATION


    The undersigned, Andrew J. Donohue hereby certifies that he is the duly elected Secretary of Oppenheimer Emerging Growth Fund, a Massachusetts business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on ______________, 2000, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

          RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of ___________, 2000, (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis until such time as it receives a Certificate, as defined in the Custody Agreement, to the contrary to deposit in the Participants Trust Company as a Depository, as defined in the Custody Agreement, all Securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize the Participants Trust Company to the extent possible in connection with its performance thereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral.


    IN WITNESS WHEREOF, I have hereunto set my hand and the seal of Oppenheimer Emerging Growth Fund as of the ________ day of ________________, 2000 .



                                              -----------------------
                                              Andrew J. Donohue, Secretary

[SEAL]

                                    EXHIBIT C

                                  CERTIFICATION


    The undersigned, Andrew J. Donohue , hereby certifies that he is the duly elected Secretary of Oppenheimer Emerging Growth Fund, a Massachusetts business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on _______________, 2000, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

          RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of _________________, 2000 (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis until such time as it receives a Certificate, as defined in the Custody Agreement, to the contrary, to accept, utilize and act with respect to Clearing Member confirmations for Options and transaction in Options, regardless of the Series to which the same are specifically allocated, as such terms are defined in the Custody Agreement, as provided in the Custody Agreement.


    IN WITNESS WHEREOF, I have hereunto set my hand and the seal of Oppenheimer Emerging Growth Fund as of the ______ day of ____________, 2000.




                                  ----------------------------
                                  Andrew J. Donohue, Secretary

[SEAL]

                                    EXHIBIT D

                   [FORM OF FOREIGN SUBCUSTODIAN AGREEMENT]

Appendix A
      Article XIX.1...............................................34

Appendix B
      Article XIX.2...............................................34

Exhibit A
      Article III.1...............................................6

Exhibit B
      Article III.1...............................................6

Exhibit C
      Article III.1...............................................6

Exhibit D
      Article XV.4................................................24

Schedule A
      Article XV.1................................................23